UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant To Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): July 18, 2007
Community Bank System, Inc.
(Exact name of registrant as specified in its charter)

Delaware	0-11716	16-1213679

(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

5790 Widewaters Parkway, DeWitt, New York		13214

(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code: (315) 445-2282

(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 – Corporate Governance and Management
Item 5.03 Amendments to Articles of Incorporation on Bylaws; Change in Fiscal Year
     At its regular meeting on July 18, 2007, the Board of Directors (the “Board”) of Community Bank System, Inc. (the “Company”) approved various amendments to the Company’s Bylaws effective as of July 18, 2007. The following amendments were made:
•	Amended the provisions regarding the establishment of a quorum at a meeting of the stockholders. The amendment provides that once a quorum is established at a meeting of stockholders, the quorum shall be deemed to exist for the remainder of the meeting or for any adjournment of that meeting unless a new record date is, or must be, set for the adjourned meeting. Notice of the adjourned meeting will be provided to the stockholders entitled to vote at such meeting if the meeting is adjourned for more than 30 days or if a new record date is fixed for the adjourned meeting. (Article 2.10: Quorum of Stockholders; Adjournment);

•	Authorized the use of electronic ballots at stockholders’ meetings, as provided by the Delaware General Corporate Law (Article 2.11; Voting; Proxies);

•	Clarified that the Board shall maintain certain standing committees, including an Audit Committee, Compensation Committee, Nominating and Corporate Governance Committee, and Executive Committee. Their functions and responsibilities will be determined by the Board and set forth in either the respective committee charters or the authorizing resolutions of the Board (Article 4.1: Committees); and

•	Adopted procedures for the annual evaluation of the committee structure and the Chair of the Board by the Nominating and Corporate Governance Committee and instituted a four-year term limit for Committee Chairs and the Chair of the Board, subject to extension based upon the Board’s judgment (Article 4.2: Committee Designations and Chairs).
     In addition to the amendments set forth above, minor conforming changes were made to the duties of the Chair of the Board and other provisions of the Bylaws. A copy of the Bylaws, as amended, is attached hereto as Exhibit 3.2 and is incorporated into this Item 5.03 disclosure by reference.

Section 9 — Financial Statements and Exhibits
Item 9.01 Financial Statements and Exhibits
     The following Exhibits are filed as exhibits to this Form 8-K.

Exhibit No.	Description

3.2	Bylaws of Community Bank System, Inc., amended July 18, 2007 attached hereto.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Community Bank System, Inc.
By:	/s/ Mark E. Tryniski
	Name:	Mark E. Tryniski
	Title:	President and Chief Executive Officer

Dated: July 24, 2007

EXHIBIT INDEX

Exhibit No.	Description
3.2	Bylaws of Community Bank System, Inc., amended July 18, 2007 attached hereto.